                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.   )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           PERRY'S MAJESTIC BEER, INC.
                (Name of Registrant As Specified in its Charter)

               MARK BUTLER, SECRETARY, PERRY'S MAJESTIC BEER, INC.
                 (Name of Person(s) Filing the Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee Required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:

                           N/A
                      ---------------------------------------------------------

                  2)  Form, Schedule or Registration Statement No.:

                           N/A
                      ---------------------------------------------------------

                  3)  Filing Party:

                           N/A
                      ---------------------------------------------------------

                  4)  Date Filed:

                           N/A
                      ---------------------------------------------------------

                           PERRY'S MAJESTIC BEER, INC.
                               38 West 32nd Street
                               New York, NY 10001

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 23, 1997

                    -----------------------------------------

To the Stockholders of Perry's Majestic Beer, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Perry's Majestic Beer, Inc., a Delaware corporation (the "Company"), will be held on December 23, 1997, at Fitzpatrick Manhattan Hotel, 687 Lexington Avenue, New York, NY 3:00 p.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

         1. To elect three (3) directors to the Board of the Company for a one (1) year term;

         2. To ratify the appointment of Moore Stephens, P.C. as the Company's independent certified public accountants; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Stockholders are cordially invited to attend the Annual Meeting. Only those Stockholders of record at the close of business on October 27, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       OF PERRY'S MAJESTIC BEER, INC.

December 2, 1997                       /s/ Robert Sipper, President

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

                           PERRY'S MAJESTIC BEER, INC.
                               38 West 32nd Street
                               New York, NY 10001

                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Perry's Majestic Beer, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held on December 23, 1997, at Fitzpatrick Manhattan Hotel, 687 Lexington Avenue, New York, NY 3:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals:

         1. To elect three (3) directors to the Board of the Company for a one (1) year term;

         2. To ratify the appointment of Moore Stephens, P.C. as the Company's independent certified public accountants; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the Stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.0001 par value ("Common Stock"), of the Company at the close of business on October 27, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 38 West 32nd Street, New York, New York 10001 and its telephone number is (212) 564-2260. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Stockholders is December 4, 1997. The Company's Quarterly Reports on Form 10-QSB for the quarters ended June 30, 1997 and September 30, 1997 are being sent to stockholders together with this Proxy Statement.

Voting at the Annual Meeting

         The Board of Directors of the Company has fixed the close of business on October 27, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 3,758,335 shares of the Company's common stock, $.0001 par value (the "Common Stock"), issued and outstanding, each of which is entitled to one (1) vote at the Annual Meeting. The Company has approximately 54 holders of record.

         The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as a Director named in Proposal 1, and the ratification of the selection of the Company's auditors identified in Proposal 2, must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such proposals. Accordingly, an abstention or broker non-votes with respect to Proposals 1 and 2 will have no effect on the outcome of the voting on these proposals. Brokers who hold shares in street name, may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The Board of Directors recommends voting FOR Proposals 1 and 2. Unless otherwise instructed, proxies solicited by the Board of Directors will be voted FOR Proposals.

         In order to vote in favor of or against any of the proposals at the Annual Meeting, stockholders may attend the Annual Meeting or deliver executed proxies to the Secretary of the Company at 38 West 32nd Street, New York, NY 10001 on or before the date of the Annual Meeting. Stockholders attending the meeting may abstain from voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating a quorum.

         It is not anticipated that any other matters will be brought before the Annual Meeting.

Proxy Solicitation

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.


         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME

BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

TO ELECT THREE (3) DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is required to be comprised of a minimum of one to a maximum of ten directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of three (3) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated three (3) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

         Robert Sipper has been Chief Executive Officer and Chief Financial officer of the Company since March 1, 1996. Until July 6, 1997, Mr. Sipper had served as a director of Bev-Tyme, Inc. since November 1993 and Chief Executive Officer and President of Bev-Tyme, Inc. since January, 1994. He graduated with a J.D. degree from Vermont Law School in 1978 and entered private practice. He was associated with Dubbs, Leopold, Davis & DePodwin, Attorneys at Law from 1979-1981. He became a partner in the law firm of Leopold & Sipper, Attorneys at

Law, from 1981 to March 1989. In March, 1989, Mr. Sipper left the private practice of law and became Chief Operating Officer/Executive Vice President of Mootch & Muck, a position he holds today, which was the master Evian distributor for the Metropolitan New York - New Jersey territory as well as the distributor of many other beverages and selected specialty foods. Mr. Sipper established a subdistributor network for Evian and other products in this territory. In 1990, Mr. Sipper negotiated the sale of Mootch & Muck's Evian Master Distributor Agreement to Canada Dry Bottling Company of New York.

         Mark Butler has been President, Vice President - Sales and Secretary of Riverosa since

January 1990. Mr. Butler was appointed to the Company's board of directors on April 4, 1996. Mr. Butler is also President of Mill Hill Associates, a company which brokers various beverages to wholesaler and distributor networks. From April 1988 to January 1990, Mr. Butler was National Sales Manager for Snapple Beverage Co. From February 1986 to March 1988, he was National Sales Manager for Glenville Importers. From November 1984 to January 1986, Mr. Butler was National Sales Manager of American Natural Beverage Corp. From September 1980 to October 1984, he was president of Newport-Cambridge Provisions which distributed beverages, including exclusive distribution of Soho Natural Soda in New England. Mr. Butler received a degree in English / Business Administration and Economics from Western State College of Colorado.

         Matthew L. Harriton, has served on the Company's Board of Directors since January 3, 1996. Mr. Harriton is the President and Chief Financial Officer of Embryo Development Corporation. Embryo Development Corporation is a public company which trades on NASDAQ and which specializes in developing and distributing medical devices. Prior to joining Embryo Development Corporation, Mr. Harriton's professional experience included positions at CIBC Wood Gundy Securities Corporation as an associate from June 1994 to December 1995, Coopers & Lybrand as a senior associate from December 1990 to May 1994, and The First Boston Corporation as a senior accountant from June 1986 to June 1988. Through private investments Mr. Harriton has been involved with the start-up and development of several restaurants located in Manhattan. Until October 28, 1997, Mr. Harriton also had served as a director of Decor Group, Inc., a public company which trades on the OTC Bulletin Board and is involved in the home decorating industry. Mr. Harriton also serves as a director of Superior Supplements, Inc., a public company which trades on the OTC Bulletin Board and which manufactures and sells dietary supplements and specialty nutritional supplements in bulk tablet, capsule and powder form. He is a graduate of Lehigh University and received his M.B.A. from Duke University's Fuqua School of Business.

There are no family relationships among any of the directors or executive officers of the Company.

         The Board of Directors unanimously recommends a vote FOR the election of Messrs. Sipper, Butler, and Harriton. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees.

Directors and Executive Officers

         Certain information concerning the Directors and Executive Officers of the Company is set forth below:

 Name                                  Age             Position(s) Held with Company
----------------------------------------------------------------------------------------------------

Robert Sipper                          44              President, Chief Executive Officer,
                                                        Chief Financial Officer and Director

Mark Butler                            46              Vice President- Sales, Secretary and Director

Matthew Harriton                       33              Director

Biographical Summaries

See "Biographical Summaries of Nominees for the Board of Directors" above for biographical summaries of Messrs. Sipper, Butler, and Harriton.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

There are no family relationships among any of such persons.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1996 all Section 16(a) filing requirement applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows all the cash compensation paid or to be paid by the Company to the Chief Executive Officer, certain of the Company's executive officers and another employee who received in excess of $100,000 in annual salary and bonus, for the fiscal year ended December 31, 1996:

                           Summary Compensation Table
                           --------------------------

                      Annual Compensation Awards                                 Long-Term Compensation
                    -------------------------------                              ----------------------
        (a)                               (b)           (c)            (d)          (e)           (f)

                                                                   Other Annual  Restricted  Stock Option
Name and Principal Position              Year          Salary      Compensation    Award        Grants
---------------------------              ----          ------      ------------    -----        ------

Robert Sipper, President and             1997          $98,249        -0-          -0-            -0-
    Chief Executive Officer

Mark Butler                              1997          $54,230        -0-          -0-            -0-
  Vice President - Sales


         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table.

                      Option/SAR Grants In Last Fiscal Year
                      -------------------------------------

                                   Number of Securities
                                      Underlying               Percent of Total            Exercise or
                                     Options/SARS           Options/SARS Granted to         Base Price
Name                                  Granted (#)          Employees in Fiscal Year           ($/Sh)         Expiration Date
----                                  -----------          ------------------------          --------        ---------------

Robert Sipper                             -0-(1)                  0%                           -0-              --------



Mark Butler                               -0-(1)                  0%                           -0-              ---------

----------------------------
(1)  Options are exercisable for shares of Common Stock.

         The following table sets forth certain information with respect to options exercised during the last fiscal year by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of the last fiscal year:

Aggregate Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values

                            Shares                             Number of Securities              Value of Unexercised in the
                         Acquired on      Value Realized      Underlying Unexercised                Money Options/SARs at
           Name        Exercise (#)(1)           $          Options/SARS at FY-End (#)                  FY-End ($) (2)
           ----        ---------------          ---         --------------------------                 ---------------

                                                          Exercisable       Unexercisable      Exercisable       Unexercisable
                                                          -----------       -------------      -----------       -------------

       Robert Sipper         -0-                -0-         -------            -------             $-0-              $-0-

        Mark Butler          -0-                -0-         -------            -------             $-0-              $-0-


         Each director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company. The members of the Board of Directors meet at least quarterly during the Company's fiscal year, and at such other times duly called.

Employment Agreements

         As of April 4, 1996, and as amended in November 1996, February 1997 and in March 1997, the Company entered into a five (5) year employment agreement with Mark Butler pursuant to which Mr. Butler serves as the Company's Vice President of Sales and Chief Operating Officer and was elected to the Company's Board of Directors. The employment agreement, as amended, provides for Mr. Butler to receive a salary of $25,000 per annum until the closing of the Initial Public Offering, and thereafter $50,000 per annum until November 1, 1996, and thereafter $75,000 per annum until March 10, 1997, and thereafter $110,000 per annum. The employment agreement, as amended, also provides for payment of an annual bonus at the sole discretion of the Company's Board of Directors. In addition, on each of March 31, 1998, and March 31, 1999, the Company agreed, pursuant to the employment agreement, as amended, to grant Mr. Butler an option to purchase 100,000 shares of Common Stock exercisable at fair market value on the date of issuance. Further, the employment agreement, as amended provides that the Company issue to Mr. Butler 200,000 shares of the Company's Common Stock on February 11, 1997. Such shares were issued in February 1997. In March 1997, Mr. Butler's salary was increased to $110,000 per annum in accordance with his employment agreement, as amended.

         As of April 4, 1996 and as amended on February 1, 1997, the Company entered into a five (5) year employment agreement with Robert Sipper pursuant to which Mr. Sipper serves as the Company's President and Chief Executive Officer. The agreement provides for Mr. Sipper to receive a salary of $50,000 per annum. In October 1996, Mr. Sipper exercised his option pursuant to the employment agreement to transfer his Bev-Tyme salary of $106,650 to the Company. Mr. Sipper's salary was subsequently reduced voluntarily to $120,000, until Mr. Sipper gives notice that his full salary should be reinstated.

                           PRINCIPAL STOCKHOLDERS AND
                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of the Record Date, certain information with regard to the beneficial ownership of outstanding shares of the Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock; (ii) each director and executive officer individually; and (iii) all executive officers and directors of the Company as a group.

Name and Address              Shares of        Percentage (%)   Shares of   Percentage (%)
of Beneficial Owner           Common           of Common        Preferred   of Preferred
(1)                           Stock Owned      Stock            Stock       Stock

Robert Sipper(2)                400,000           10.1%           ---          ---

Marketing
Specialities, Inc.              200,000            5.32%          ---          ---

Matthew Harriton                  ---              ---            ---          ---

Mark Butler(3)                  450,000           11.37%          ---          ---

All officers and
directors as a group
(three persons)(2)(3)           850,000           20.44%          ---          ---


-----------------------
(1) The address of each Stockholder shown above except as otherwise indicated is c/o Perry's Majestic Beer, Inc., 38 West 32nd Street, New York, NY 10001.

(2) Includes options issued in June 1997 to purchase 100,000 shares of common stock of the Company, each option is exercisable at $0.875 per share and 100,000 options issued in September 1997 to purchase 100,000 shares of common stock of the Company, each option is exercisable at $0.50 per share.

(3) Includes options issued in June 1997 to purchase 100,000 shares of common stock of the Company, each option is exercisable at $0.875 per share and 100,000 options issued in September 1997 to purchase 100,000 shares of common stock of the Company, each option is exercisable at $0.50 per share.

                               RECENT DEVELOPMENTS

         On April 17, 1997, the Company loaned to Bev-Tyme the sum of $100,000 pursuant to the terms of a Promissory Note issued in connection with that loan. Bev-Tyme was required to repay the entire principal plus interest on or before April 16, 1998. The Company retained the right, in its sole discretion, to reacquire the 7,000,000 shares of the Company's Series B Preferred Stock held by Bev-Tyme in full satisfaction of the Note or to receive payment of the principal plus accrued interest. On June 13, 1997 the Company exercised its right to reacquire the

7,000,000 shares of the Company's Series B Preferred Stock held by Bev-Tyme in full satisfaction of the Note payable.

         In March 1997, the Company entered into an agreement to acquire all of the issued and outstanding stock of Orchard Annie, Inc., a corporation wholly-owned and controlled by Mark Butler, the Vice President-Sales, Chief Operating Officer and a director of the Company. The aggregate purchase price was $66,000 and the issuance of 50,000 shares of Common Stock of the Company in June 1997. The 50,000 shares of Common Stock have not yet been issued. Pursuant to the purchase, the Company acquired all rights to produce and market Quigley's Applesauce, a line of premium, 100% natural, single-served sized apple sauces. The Agreement further provided for the payment to Mr. Butler of royalty payments equal to $0.50 per case of Quigley's Applesauce for the first 500,000 cases and $0.25 per case thereafter during the period of fifteen (15) years from the closing date.

         On September 20, 1996, the Company acquired the operating assets of Old Marlborough Brewing Company, Inc. ("Old Marlborough"), a Massachusetts producer of microbrewed beer and ale. The acquisition included all rights to produce and market Post Road Pale Ale, a microbrewed product distributed throughout Massachusetts. The aggregate purchase price was $85,513 and the issuance of 25,000 shares of Common Stock of the Company. The Company also paid $86,700 to reacquire the distribution rights for Post Road. In addition, the Company entered into a four (4) year employment agreement with Austin J. Moran, a principal of Old Marlborough, pursuant to which Mr. Moran serves as a manager of the Company and receives an annual salary of $50,000 for the first year, $55,000 for the second year, $60,000 for the third year and $65,000 for the fourth year. The Agreement provides further that, as additional consideration, on each of August 31, 1997, August 31, 1998 and August 31, 1999, the Company shall grant Mr. Moran options to purchase 20,000 shares of the Company's Common Stock exercisable at $6.00 per share, for a period of four (4) years.

                              CERTAIN TRANSACTIONS

         On October 26, 1995, Bev-Tyme, Inc. entered into a letter of intent to acquire Riverosa for the sum of $250,000. As part of that understanding, Bev-Tyme agreed that Riverosa or its successors would enter into a three (3) year employment agreement with Mark Butler at an annual salary of $25,000 year, subject to appropriate increase in the event Riverosa (or it successors) successfully completed an initial public offering of its securities resulting in net proceeds in excess of $2,000,000. The Employment Agreement would also provide for an annual bonus as well as stock options based upon performance. In January 1996, Bev-Tyme, Inc. assigned its rights under the letter of intent to the Company, which entered into a definitive agreement with Riverosa on March 29, 1996, pursuant to which the Company agreed to pay the sum of $250,000 to acquire Riverosa. As of April 4, 1996 , the Company entered into a three (3) year employment agreement with Mr. Butler pursuant to which he will receive an annual salary of $25,000 per year to be increased to $50,000 per year upon completion of the Company's initial public offering. The Agreement also provides for payment of an annual bonus based at the sole discretion of the Company's Board of Directors. Further, the Agreement provides that Mr. Butler will receive options to purchase 100,000 shares of the Company's stock on each of March 31, 1997, March 31, 1998 and March 31, 1999, at fair market value as of the date of issuance. The Agreement provides further that Mark Butler, one of the principal shareholders of Riverosa was appointed to the Company's board of directors on April 1, 1996. A contract deposit of $150,000 was paid into escrow upon execution of the agreement and the balance of $100,000 is payable pursuant to a promissory note bearing interest at a rate of 12 percent (12%) per year. The promissory note is payable upon the earlier of (i) one year from the date of issuance or (ii) the closing of the Company's initial public offering.

         Prior to the acquisition, Bev-Tyme, through its subsidiary, acted as a distributor of Perry's Majestic Beer. In January 1996, the Company issued an aggregate of 2,500,000 shares of its common stock to seven (7) parties for total consideration of $50,000. These shareholders are Robert Sipper, Hartley Bernstein, Matthew Harriton, Marketing Specialities, Inc., Ulster Investments and Judith Pace. Robert Sipper is a Director and President of the Company and of Bev-Tyme. Matthew Harriton is a director of the Company. Hartley Bernstein is a Director of Bev-Tyme and a member of Bernstein & Wasserman, counsel to the Company. In March 1996, the Company issued to Bev-Tyme 500,000 shares of convertible Series A Preferred Stock and 7,000,000 shares of Series B Preferred

Stock for $150,000 and 400,000 shares of Series C Preferred Stock of Bev-Tyme. The Company issued these shares in January 1996 and March 1996 in order to generate funds to acquire Riverosa, produce and market its product prior to this offering, and pay the expenses of this offering. Each share of the Company's Class A Preferred Stock issued to Bev-Tyme is convertible into one (1) share of Common Stock and is entitled to one vote on all corporate matters. The Class B Preferred Stock issued to Bev-Tyme is not convertible. Each share of Class B Preferred Stock is entitled to one vote on all corporate matters. Each share of the Bev-Tyme Series C Preferred Stock issued to the Company is convertible into 18 shares of common stock and possesses one vote on all corporate matters. As a result of the foregoing transactions, Bev-Tyme currently owns seventy-five percent (75%) of the Company's voting stock.

         In March, 1996, the Company borrowed an aggregate of $150,000 from seven (7) unaffiliated lenders (the "Bridge Lenders"). In exchange for making loans to the Company, each Bridge Lender received a promissory note (the "Bridge Note"). Each of the Bridge Notes bears interest at the rate of eight percent (8%) per annum. The Bridge Notes are due and payable upon the earlier of (i) July 31, 1996 or (ii) the closing of an initial underwritten public offering of the Company's securities. The Company intends to use a portion of the proceeds of this Offering to repay the Bridge Lenders. See "Use of Proceeds." The Bridge Lenders have the right to receive a total of 3,000,000 Class A Warrants. The Company has recorded a deferred financing cost of $1,500,000 for the warrants and will charge to operations as a non-cash financing cost $1,500,000 over the life of the bridge loan. Assuming the loan will be repaid in July of 1996 this would represent an APR of 3,000% to the bridge lenders in addition to the 8% interest charged on the bridge loans. The Company entered into the bridge financing transactions because it required additional financing and no other sources of financing were available to the Company at that time. Further, the Company agreed to register the Class A Warrants issuable in connection with the Bridge Loans and the shares of Common Stock underlying the Class A Warrants in the first registration statement filed by the Company following the date of the loan. Therefore, the Registration Statement, of which this Prospectus forms a part, relates to the 3,000,000 Class A Warrants issuable in connection with the Bridge Notes.

                                  PROPOSAL TWO

         TO RATIFY THE SELECTION OF THE FIRM OF MOORE STEPHENS, P.C. AS
                 INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

The Board of Directors concluded that the continued engagement of Moore Stephens, P.C. as the Company's independent public accountants for the 1997 fiscal year was in the best interests of the Company. The Board of Directors recommends that Stockholders ratify its choice of Moore Stephens, P.C.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Moore Stephens, P.C. as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the proposed amendment.

OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 1997 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to January 31, 1999.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                       PERRY'S MAJESTIC BEER, INC.

December 2, 1997                       By: /s/ Rober Sipper
                                          ----------------------------------
                                          Robert Sipper
                                          President and Chief Financial Officer

                           Perry's Majestic Beer, Inc.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

         The undersigned hereby appoint(s) Mr. Robert Sipper with the power of substitution and resubstitution to vote any and all shares of capital stock of Perry's Majestic Beer, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on December 23, 1997, at Fitzpatrick Manhattan Hotel, 687 Lexington Avenue, New York, NY 3:00 p.m., local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.     ELECTION OF DIRECTORS

       VOTE

|_|    FOR ALL nominees list below EXCEPT as marked to the
          contrary below

|_|    WITHHOLD AUTHORITY to vote for ALL nominees listed below
         (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

|_|    ABSTAIN

       Robert Sipper, Mark Butler and Matthew L. Harriton

2.     RATIFY APPOINTMENT

|_|    FOR Moore Stephens, P.C.

|_|    WITHHOLD AUTHORITY

|_|    ABSTAIN

       THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE THREE (3) NOMINEES NAMED IN ITEM 1 AND 2, AND MOORE STEPHENS, P.C. AS AUDITOR IN ITEM 2.

       In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF PERRY'S MAJESTIC BEER, INC.

       Dated:
              ------------
                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if jointly owned:

                                    --------------------------------------------
                                    Print name:

                                    Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE